Acquisitions	12 Months Ended
Dec. 31, 2021
Business Combination and Asset Acquisition [Abstract]
Acquisitions
4. Acquisitions
As set forth below, we completed four acquisitions from January 1, 2019 through December 31, 2021, of which two (Icagen and Ab Initio) were accounted for as business combinations and Taurus and xCella were accounted for as asset acquisitions. For business combinations, we applied the acquisition method of accounting. Accordingly, we recorded the tangible and intangible assets acquired and liabilities assumed at their estimated fair values as of the applicable date of acquisition. We did not incur any material acquisition related costs.
Taurus Acquisition
On September 9, 2020, we acquired Taurus, which discovers and humanize antibodies from immunized cows and cow-derived
libraries. These antibodies feature some of the longest
CDR-H3s
of any species, with unique genetic and structural diversity that can enable binding to challenging antigens with application in therapeutics, diagnostics and research.
The purchase price of $5.2 million included $4.6 million in cash, and a $0.5 million holdback to satisfy indemnification obligations which were settled in September 2021. Taurus stockholders also received nontransferable contingent value rights (CVRs) representing the right to receive up to $4.5 million tied to partnered and internal research and development and up to $25.0 million as a 25% share of post-clinical Taurus product revenues (including milestone payments) received by us. We evaluated this acquisition in accordance with ASC 805,
Business Combinations
, to discern whether the assets and operations of Taurus met the definition of a business. We accounted for this transaction as an asset acquisition as we concluded that substantially all of the fair value of the gross assets acquired was concentrated in the acquired core technology. As an asset acquisition, for the contingent consideration, we record that when the contingency is resolved and the consideration becomes payable, and as such no amounts were recorded as of the date of acquisition.

The allocation of the consideration was allocated to the acquisition date fair values of acquired assets as follows (in thousands)

Cash included in Parent company net investment	$47
Intangibles assets with finite-life – core technologies	5,155

$5,202

The core technology is being amortized on a straight-line basis over the estimated useful life of 10 years.
xCella Acquisition
On September 8, 2020, we acquired xCella Biosciences, an antibody discovery company. xCella’s xPloration platform is a proprietary microcapillary platform that can screen single B cells for specificity and bioactivity which expand our existing single
B-cell
assay capabilities in the OmniAb technology platform.
We paid $7.1 million in cash (including a $0.5 million holdback to satisfy indemnification obligations which was settled in September 2021), and issued earnout rights for up to $5.0 million tied to our use of the xCella technology for partnered research and development and for up to $25.75 million as a 25% share of any future milestone payments we received under a certain existing xCella partner arrangement. We evaluated this acquisition in accordance with ASC 805 to discern whether the assets and operations of xCella met the definition of a business. We accounted for this transaction as an asset acquisition as we concluded that substantially all of the fair value of the gross assets acquired was concentrated in the acquired core technology. As an asset acquisition, for the contingent consideration, we record that when the contingency is resolved and the consideration becomes payable, and as such no amounts were recorded as of the date of acquisition.
The allocation of the consideration was allocated to the acquisition date fair values of acquired assets and assumed liabilities as follows (in thousands):

Cash included in Parent company net investment and other assets	$240
Accrued liabilities	(142)
Deferred tax liabilities, net	(320)
Intangibles assets with finite-life – core technology	7,298

$7,076

The core technology is being amortized on a straight-line basis over the estimated useful life of 15 years.
Icagen Acquisition
On April 1, 2020, we acquired the core assets of Icagen and certain of its affiliates. The Icagen Technology Platform leverages proprietary expertise in the combination of biological assays, medicinal chemistry, and in silico and computational chemistry applications for the discovery of therapeutics targeting ion channel pathways. Icagen is partnered with several globally recognized pharmaceutical companies for ion channel drug discovery.
The purchase price of $19.9 million included $15.1 million cash consideration paid upon acquisition, and a contingent earnout payment to the selling shareholders of up to $25.0 million of cash payments based on certain revenue milestones with an estimated fair value of $4.8 million. The fair value of the earnout liability was determined using a probability weighted income approach incorporating the estimated future cash flows from expected future milestones. These cash flows were then discounted to present value using a discount rate based on the market participants’ cost of debt reflective of Icagen. Refer to
Note 5, Fair Value Measurement
, for further discussion. The liability will be periodically assessed based on events and circumstances related to the underlying milestones, and any change in fair value will be recorded in our combined statements of operations. The carrying amount of the liability may fluctuate significantly and the actual amount paid may be materially different than the carrying amount of the liability. The results of Icagen have been included in our results of operations since the date of acquisition.
The consideration was allocated to the acquisition date fair values of acquired assets and assumed liabilities as follows (in thousands):

Property and equipment, net	$1,173
Prepaids and other assets	588
Liabilities assumed	(812)
Deferred revenue	(3,685)
Deferred tax assets, net	821
Acquired intangibles	12,800
Goodwill (1)	9,055

$19,940

(1)
Goodwill represents the excess of the purchase price over the preliminary fair value of the underlying assets acquired and liabilities assumed. Goodwill is attributable to the assembled workforce of experienced personnel at Icagen and expected synergies.

The majority of the goodwill is deductible for tax purposes. Acquired intangibles include $11.1 million of customer relationships and $1.7 million of core technology. The fair values of the customer relationships were based on a discounted cash flow analysis incorporating the estimated future cash flows from these relationships during the contractual term. These cash flows were then discounted to present value using a discount rate of 17%. The fair value of the customer relationships is being amortized on a straight-line basis over the weighted average estimated useful life of 9.6 years. The fair value of the core technology was based on the discounted cash flow method that estimated the present value of the potential royalties, milestones, and collaboration revenue streams derived from the licensing of the related technologies. These projected cash flows were discounted to present value using a discount rate of 17%. The fair value of the core technology is being amortized on a straight-line basis over the estimated useful life of 10 years. The total acquired intangibles are being amortized on a straight-line basis over the estimated weighted average useful life of 9.7 years.
Ab Initio Acquisition
On July 23, 2019, we acquired Ab Initio, an antigen-discovery company located in South San Francisco, California. Ab Initio has licensed a patented antigen technology owned by Stanford for the discovery of therapeutic antibodies including against difficult-to-access
cellular targets. Ab Initio has a collaboration agreement with Pfizer to discover novel therapeutic antibodies against an undisclosed target in the GPCR superfamily.
The purchase price of $12.0 million included $11.9 million cash consideration paid upon acquisition, net of cash acquired, and a $0.15 million cash holdback for potential indemnification claims.

The purchase consideration was allocated to the acquisition date fair values of acquired assets and assumed liabilities as follows (in thousands):

Cash and other assets	$28
Accounts payable and accrued liabilities	(83)
Deferred tax liabilities, net	(196)
Intangible assets with finite-life – core technologies	7,400
Goodwill (1)	4,862

$12,011

(1)
Goodwill represents the excess of the purchase price over the fair value of the underlying assets acquired and liabilities assumed. Goodwill is attributable to the assembled workforce of experienced personnel at Ab Initio and expected synergies.

None of the goodwill is deductible for tax purposes. The fair value of the core technologies was determined based on the discounted cash flow method that estimated the present value of the hypothetical royalty/milestone streams from the licensing of the antigen-discovery technology and collaboration agreement. These projected cash flows were discounted to present value using a discount rate of 12.0%. The fair value of the core technologies is being amortized on a straight-line basis over the weighted average estimated useful life of approximately 20 years.